SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): March 22, 2002
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                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                          1-8086             06-0853856
     --------                          ------              ----------
(State or Other Jurisdiction        (Commission           (IRS Employer
   of Incorporation)                File Number)        Identification No.)


       Naugatuck, Connecticut                                 06770
       ----------------------                                 -----
(Address of Principal Executive Offices)                    (Zip Code)



      Registrant's telephone number, including area code (203) 729-0271
                                                         --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

The Registrant is conducting its business as a debtor-in-possession under the Federal Bankruptcy Code. The Registrant has been unable to prepare certified financial statements for its year ended September 30, 2001 because of its limited cash resources. However, the Registrant is required to file periodic reports of its operations and financial condition with the Bankruptcy Court and the U.S. Trustee. Each such report covers a monthly period and contains an income statement, balance sheet and statement of cash receipts and disbursements, all of which are unaudited, but certified by officers of the Registrant. Once filed, such reports are publicly available for inspection. In order to make such reports more readily available for stockholders and members of the public, the Registrant is filing the reports under Form 8-K excluding copies of bank statements and operations of inactive subsidiaries. Since the reports are filed separately for each Registrant and each of its U.S. subsidiaries that have filed petitions under the Bankruptcy Code, the Registrant is also filing an unaudited consolidated balance sheet, income statement, and schedule of cash receipts and disbursements.

The Registrant's common stock is currently trading on the Pink Sheets under symbol GDIIQ.

Item 7.  Exhibits

99.1 Unaudited monthly operating reports for the month of January 2002 for General DataComm Industries, Inc.
99.2 Unaudited monthly operating reports for the month of January 2002 for General DataComm, Inc.
99.3 Unaudited monthly operating reports for the month of January 2002 for DataComm Leasing Corporation
99.4 Unaudited monthly operating reports for the month of January 2002 for GDC Naugatuck, Inc.
99.5 Unaudited monthly operating reports for the month of January 2002 for GDC Holding Company, LLC
99.6 Consolidated report (unaudited), which includes the Company's Mexico subsidiary, which is not a part of the bankruptcy. Such consolidated report is not filed in Bankruptcy Court.










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



                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      General DataComm Industries, Inc.
                                      ---------------------------------
                                                (Registrant)

                                       By:  /S/ WILLIAM G. HENRY
                                            ---------------------
                                            William G. Henry
                                            Vice President and
                                            Principal Financial Officer



Dated:  April 9, 2002














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